Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

	Shares	Value
COMMON STOCKS† - 0.0%
Communications - 0.0%
Figs, Inc. — Class A*	3,754	$ 34,574
Vacasa, Inc. — Class A*	10,238	14,845
Total Communications		49,419
Industrial - 0.0%
BP Holdco LLC*,†††,1	15,619	20,062
Vector Phoenix Holdings, LP*,†††	15,619	3,732
Targus Inc*,†††	17,838	526
Targus Inc*,†††	17,838	526
Targus Inc*,†††	17,838	178
Targus Inc*,†††	17,838	2
Targus Inc*,†††	17,838	2
Total Industrial		25,028
Total Common Stocks
(Cost $193,728)		74,447
PREFERRED STOCKS†† - 2.8%
Financial - 2.8%
Equitable Holdings, Inc.
4.30%	140,000	2,667,000
Reinsurance Group of America, Inc.
7.13% due 10/15/52	76,000	2,001,080
W R Berkley Corp.
4.13% due 03/30/61	95,975	1,823,525
Kuvare US Holdings, Inc.
7.00% due 02/17/51*,2	1,500,000	1,515,000
PartnerRe Ltd.
4.88%	46,000	983,480
First Republic Bank
4.25%	31,650	560,205
4.50%	17,750	329,440
Selective Insurance Group, Inc.
4.60%	20,000	363,800
B Riley Financial, Inc.
6.75% due 05/31/24	560	13,558
Total Financial		10,257,088
Total Preferred Stocks
(Cost $12,198,375)		10,257,088
WARRANTS† - 0.0%
Conyers Park III Acquisition Corp.
Expiring 08/12/28*,4	17,900	3,764
AfterNext HealthTech Acquisition Corp.
Expiring 07/09/23*,4	19,233	3,729
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,4	12,600	2,810
Ginkgo Bioworks Holdings, Inc.
Expiring 08/01/26*	9,372	1,787
Waverley Capital Acquisition Corp.
Expiring 04/30/27*,4	17,000	1,488
Blue Whale Acquisition Corp. I
Expiring 07/09/23*,4	7,800	1,439
MSD Acquisition Corp.
Expiring 05/13/23*,4	2,723	55
Pershing Square Tontine Holdings, Ltd. — Class A
Expiring 07/24/25*,†††,4	23,730	2
Total Warrants
(Cost $115,056)		15,074
CLOSED-END FUNDS† - 11.4%
BlackRock Taxable Municipal Bond Trust	738,712	12,801,879
Nuveen Taxable Municipal Income Fund	471,344	7,612,206
Nuveen California Quality Municipal Income Fund	482,736	5,247,340
Invesco Municipal Opportunity Trust	450,245	4,254,815
Invesco Trust for Investment Grade Municipals	382,286	3,719,643
Invesco Municipal Trust	309,052	2,926,722
BlackRock MuniVest Fund, Inc.	394,750	2,684,300
Invesco Advantage Municipal Income Trust II	287,297	2,453,517
Total Closed-End Funds
(Cost $56,469,081)		41,700,422
MONEY MARKET FUNDS† - 0.1%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 4.46%[5]	294,386	294,386
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 4.43%[5]	78,102	78,102
Total Money Market Funds
(Cost $372,488)		372,488
	Face Amount~
MUNICIPAL BONDS†† - 71.2%
California - 13.2%
Santa Ana Unified School District, California, General Obligation Bonds, Federal Taxable Build America Bonds[13]
7.10% due 08/01/40	7,785,000	9,305,619
6.80% due 08/01/30	2,245,000	2,495,885
Oakland Unified School District, County of Alameda, California, Taxable General Obligation Bonds, Election of 2006, Qualified School Construction Bonds, Series 2012B
6.88% due 08/01/33	10,000,000	10,007,814
East Side Union High School District General Obligation Unlimited
3.13% due 08/01/42[6]	7,500,000	5,633,175
California Statewide Communities Development Authority Revenue Bonds
7.14% due 08/15/47	3,450,000	3,759,129
California Public Finance Authority Revenue Bonds
3.27% due 10/15/43	4,800,000	3,225,497

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

	Face Amount~	Value
MUNICIPAL BONDS†† - 71.2% (continued)
California - 13.2% (continued)
Oakland Unified School District/Alameda County General Obligation Unlimited
3.12% due 08/01/40	2,450,000	$1,873,607
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38[6]	2,000,000	1,803,502
Moreno Valley Unified School District General Obligation Unlimited
3.82% due 08/01/44[6]	2,000,000	1,648,355
Hillsborough City School District General Obligation Unlimited
due 09/01/38[7]	1,600,000	708,120
due 09/01/37[7]	1,120,000	524,986
due 09/01/40[7]	500,000	196,585
San Jose Evergreen Community College District General Obligation Unlimited
3.06% due 09/01/45[6]	1,500,000	1,087,025
Manteca Redevelopment Agency Successor Agency Tax Allocation
3.21% due 10/01/42	1,400,000	1,059,042
Placentia-Yorba Linda Unified School District (Orange County, California), General Obligation Bonds, Federally Taxable Direct-Pay Qualified School Construction Bonds, Election of 2008
5.40% due 02/01/26[6]	1,000,000	1,012,952
Monrovia Unified School District, Los Angeles County, California, Election of 2006 General Obligation Bonds, Build America Bonds, Federally Taxable[13]
7.25% due 08/01/28	930,000	998,731
Norman Y Mineta San Jose International Airport SJC Revenue Bonds
2.91% due 03/01/35	500,000	397,666
3.27% due 03/01/40	250,000	191,639
3.29% due 03/01/41	70,000	52,926
Cypress School District General Obligation Unlimited
6.65% due 08/01/25	510,000	522,116
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26[6]	500,000	516,556
California State University Revenue Bonds
3.90% due 11/01/47[6]	500,000	435,830
Fremont Unified School District/Alameda County California General Obligation Unlimited
2.75% due 08/01/41	400,000	290,541
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	220,746
Coast Community College District General Obligation Unlimited
2.98% due 08/01/39	250,000	190,855
Total California		48,158,899
Texas - 11.4%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue Bonds, Taxable Build America Bonds[13]
7.09% due 01/01/42[6]	10,020,000	11,291,023
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds
3.34% due 11/15/37[6]	8,900,000	7,332,311
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50[6]	8,000,000	5,663,366
City of San Antonio Texas Electric & Gas Systems Revenue Bonds
2.91% due 02/01/48[6]	6,800,000	4,896,631
Central Texas Regional Mobility Authority Revenue Bonds
3.29% due 01/01/42	5,250,000	4,043,245
3.27% due 01/01/45	1,150,000	835,970
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50[6]	6,500,000	4,721,685
City of Garland Texas Electric Utility System Revenue Bonds
3.15% due 03/01/51[6]	2,400,000	1,697,958
City of Austin Texas Rental Car Special Facility Revenue Bonds
2.86% due 11/15/42[6]	2,200,000	1,602,124
Total Texas		42,084,313
Washington - 6.5%
Central Washington University Revenue Bonds
6.95% due 05/01/40	5,000,000	5,656,988
Central Washington University, System Revenue Bonds, 2010, Taxable Build America Bonds[13]
6.50% due 05/01/30	5,000,000	5,293,799

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

	Face Amount~	Value
MUNICIPAL BONDS†† - 71.2% (continued)
Washington - 6.5% (continued)
Washington State Convention Center Public Facilities District, Lodging Tax Bonds, Taxable Build America Bonds[13]
6.79% due 07/01/40	4,780,000	$5,253,784
Washington State University, Housing and Dining System Revenue Bonds, Taxable Build America Bonds[13]
7.10% due 04/01/32	3,325,000	3,666,621
County of Pierce Washington Sewer Revenue Bonds
2.87% due 08/01/42[6]	4,300,000	3,173,647
King County Public Hospital District No. 2 General Obligation Limited
3.11% due 12/01/44	1,100,000	784,926
Total Washington		23,829,765
New York - 5.2%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build America Bonds[13]
8.57% due 11/01/40	10,010,000	10,361,263
Port Authority of New York & New Jersey Revenue Bonds
3.14% due 02/15/51[6]	5,000,000	3,761,283
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50[6]	4,550,000	3,247,367
New York City Industrial Development Agency Revenue Bonds
2.73% due 03/01/34[6]	2,250,000	1,755,594
Total New York		19,125,507
Pennsylvania - 5.0%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A, Qualified School Construction Bonds - (Federally Taxable - Direct Subsidy)
6.00% due 09/01/30[6]	10,330,000	10,694,675
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29[6]	6,895,000	7,635,643
Doylestown Hospital Authority Revenue Bonds
3.95% due 07/01/24	175,000	165,066
Total Pennsylvania		18,495,384
Illinois - 4.3%
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds, Taxable Build America Bonds[13]
6.90% due 01/01/40[6]	5,100,000	5,809,326
Illinois, General Obligation Bonds, Taxable Build America Bonds[13]
7.35% due 07/01/35[6]	4,642,857	5,051,604
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[13]
6.74% due 11/01/40	2,990,000	3,386,188
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	930,000	977,552
6.73% due 04/01/35[6]	200,000	210,787
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39	195,000	176,860
Total Illinois		15,612,317
Ohio - 3.9%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50[6]	8,900,000	5,449,450
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds, New Clean Renewable Energy Bonds
7.33% due 02/15/28[6]	5,000,000	5,371,310
Madison Local School District, Richland County, Ohio, School Improvement, Taxable Qualified School Construction Bonds
6.65% due 12/01/29[6]	2,500,000	2,503,121
Toronto City School District, Ohio, Qualified School Construction Bonds General Obligation Bonds
7.00% due 12/01/28	780,000	781,107
Total Ohio		14,104,988
West Virginia - 3.3%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds, Federally Taxable Build America Bonds 2010[13]
7.65% due 04/01/40	10,000,000	11,918,202

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

	Face Amount~	Value
MUNICIPAL BONDS†† - 71.2% (continued)
Oklahoma - 3.2%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	10,950,000	$9,032,791
Tulsa Airports Improvement Trust Revenue Bonds
3.10% due 06/01/45	3,700,000	2,664,833
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	150,000	123,440
Total Oklahoma		11,821,064
Indiana - 3.1%
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30[6]	8,690,000	8,819,075
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34[6]	2,920,000	2,726,716
Total Indiana		11,545,791
Michigan - 2.5%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39[6]	2,540,000	3,002,049
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29[6]	2,640,000	2,864,605
Fraser Public School District, Macomb County, Michigan, General Obligation Federally Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26[6]	2,010,000	2,011,500
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26	1,000,000	1,001,317
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26[6]	415,000	415,391
Total Michigan		9,294,862
South Carolina - 1.6%
County of Horry South Carolina Airport Revenue, Build America Bonds[13]
7.33% due 07/01/40	5,000,000	5,897,747
Colorado - 1.5%
University of Colorado Revenue Bonds
2.81% due 06/01/48[6]	4,250,000	2,951,809
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable Qualified School Construction
6.82% due 03/15/28	2,500,000	2,685,811
Total Colorado		5,637,620
New Jersey - 1.3%
New Jersey Educational Facilities Authority Revenue Bonds
3.51% due 07/01/42[6]	3,500,000	2,755,012
New Jersey Turnpike Authority Revenue Bonds
2.78% due 01/01/40[6]	2,500,000	1,849,072
Total New Jersey		4,604,084
Massachusetts - 1.2%
Massachusetts Port Authority Revenue Bonds
2.72% due 07/01/42[6]	3,400,000	2,421,233
2.87% due 07/01/51	750,000	490,031
Massachusetts Development Finance Agency Revenue, Build America Bonds[13]
3.52% due 10/01/46	2,250,000	1,544,625
Total Massachusetts		4,455,889
Alabama - 1.2%
Auburn University Revenue Bonds
2.68% due 06/01/50[6]	6,500,000	4,327,151
Mississippi - 0.9%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41[6]	4,500,000	3,342,986
New Hampshire - 0.9%
New Hampshire Business Finance Authority Revenue Bonds
3.27% due 05/01/51[6]	4,800,000	3,317,115
Louisiana - 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue Bonds
3.05% due 05/01/38[6]	2,500,000	1,979,239
Wisconsin - 0.3%
State of Wisconsin General Obligation Unlimited
2.49% due 05/01/42	1,650,000	1,157,026
Minnesota - 0.1%
City of State Paul Minnesota Sales & Use Tax Revenue Tax Allocation
3.89% due 11/01/35	250,000	223,177
Arkansas - 0.1%
University of Arkansas Revenue Bonds
3.10% due 12/01/41	250,000	194,103

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

	Face Amount~	Value
MUNICIPAL BONDS†† - 71.2% (continued)
District of Columbia - 0.0%
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40[6]	100,000	$87,107
Total Municipal Bonds
(Cost $288,384,940)		261,214,336
CORPORATE BONDS†† - 28.7%
Financial - 11.4%
Central Storage Safety Project Trust
4.82% due 02/01/38[6,8]	7,322,592	6,600,500
Wilton RE Ltd.
6.00% †††,2,3,9	3,800,000	3,399,860
Intact Financial Corp.
5.46% due 09/22/32[2,6]	1,900,000	1,866,689
Maple Grove Funding Trust I
4.16% due 08/15/51[2]	2,500,000	1,786,098
Accident Fund Insurance Company of America
8.50% due 08/01/32[2]	1,750,000	1,784,470
Blue Owl Finance LLC
4.38% due 02/15/32[2,6]	2,150,000	1,767,533
Ares Finance Company IV LLC
3.65% due 02/01/52[2,6]	2,650,000	1,722,817
Liberty Mutual Group, Inc.
4.30% due 02/01/61[2,6]	2,700,000	1,640,015
Pershing Square Holdings Ltd.
3.25% due 10/01/31	2,100,000	1,574,328
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[2,6]	1,500,000	1,266,765
Global Atlantic Finance Co.
4.70% due 10/15/51[2,3,6]	1,450,000	1,224,192
National Life Insurance Co.
10.50% due 09/15/39[2]	900,000	1,192,693
Prudential Financial, Inc.
5.13% due 03/01/52[3]	1,200,000	1,096,620
Stewart Information Services Corp.
3.60% due 11/15/31	1,350,000	1,044,889
United Wholesale Mortgage LLC
5.50% due 11/15/25[2,6]	1,100,000	1,021,900
FS KKR Capital Corp.
3.25% due 07/15/27	1,150,000	984,321
Ceamer Finance LLC
6.92% due 05/15/38†††	1,000,000	958,102
JPMorgan Chase & Co.
5.72% due 09/14/33[3]	950,000	944,006
NFP Corp.
6.88% due 08/15/28[2,6]	1,100,000	936,760
Macquarie Bank Ltd.
3.05% due 03/03/36[2,3]	1,200,000	911,857
Credit Suisse AG NY
7.95% due 01/09/25	900,000	908,845
NatWest Group plc
7.47% due 11/10/26[3,6]	850,000	883,181
Kennedy-Wilson, Inc.
5.00% due 03/01/31[6]	1,150,000	879,926
Toronto-Dominion Bank
8.13% due 10/31/82[3]	750,000	782,812
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48[2]	1,000,000	775,885
Standard Chartered plc
7.78% due 11/16/25[2,3]	750,000	774,823
Corebridge Financial, Inc.
6.88% due 12/15/52[2,3]	700,000	692,038
QBE Insurance Group Ltd.
5.88% [2,3,9]	650,000	627,151
Bank of Nova Scotia
8.63% due 10/27/82[3]	550,000	581,234
HUB International Ltd.
5.63% due 12/01/29[2,6]	550,000	472,012
Home Point Capital, Inc.
5.00% due 02/01/26[2]	560,000	390,497
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[2,6]	300,000	247,422
Total Financial		41,740,241
Consumer, Non-cyclical - 4.3%
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
5.75% due 04/01/33[2,6]	1,050,000	979,356
4.38% due 02/02/52[2]	1,200,000	852,151
Beth Israel Lahey Health, Inc.
3.08% due 07/01/51[6]	2,500,000	1,637,856
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	1,526,280
Post Holdings, Inc.
4.50% due 09/15/31[2,6]	1,300,000	1,094,691
Universal Health Services, Inc.
2.65% due 01/15/32	1,300,000	1,009,360
Amgen, Inc.
4.40% due 02/22/62	1,200,000	960,832
Reynolds American, Inc.
5.70% due 08/15/35	1,050,000	954,733
Altria Group, Inc.
3.70% due 02/04/51[6]	1,500,000	951,003
HCA, Inc.
4.63% due 03/15/52[2]	1,200,000	944,086
Sotheby's
7.38% due 10/15/27[2,6]	1,000,000	943,380
CPI CG, Inc.
8.63% due 03/15/26[2,6]	934,000	919,476
BCP V Modular Services Finance II plc
6.13% due 10/30/28[2]	GBP 750,000	773,452
Baylor College of Medicine
5.26% due 11/15/46	600,000	602,350
Medline Borrower, LP
5.25% due 10/01/29[2]	450,000	369,308
Sabre GLBL, Inc.
9.25% due 04/15/25[2,6]	300,000	295,303

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

	Face Amount~	Value
CORPORATE BONDS†† - 28.7% (continued)
Consumer, Non-cyclical - 4.3% (continued)
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
due 04/01/29[2,10]	350,000	$259,537
Performance Food Group, Inc.
6.88% due 05/01/25[2]	225,000	225,485
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[2,6]	260,000	222,950
OhioHealth Corp.
2.83% due 11/15/41	300,000	220,280
Upbound Group, Inc.
6.38% due 02/15/29[2,6]	250,000	214,468
Total Consumer, Non-cyclical		15,956,337
Industrial - 3.3%
Boeing Co.
5.81% due 05/01/50[6]	4,000,000	3,804,906
IP Lending V Ltd.
5.13% due 04/02/26[2]	1,200,000	1,110,000
LBJ Infrastructure Group LLC
3.80% due 12/31/57[2]	1,500,000	1,000,387
Fortune Brands Innovations, Inc.
4.50% due 03/25/52[6]	1,300,000	975,745
Artera Services LLC
9.03% due 12/04/25[2]	1,050,000	903,000
Cellnex Finance Company S.A.
3.88% due 07/07/41[2,6]	1,250,000	894,329
JELD-WEN, Inc.
6.25% due 05/15/25[2,6]	850,000	826,642
Dyal Capital Partners IV
3.65% due 02/22/41†††	1,000,000	766,979
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[2,6]	600,000	587,250
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[2,6]	575,000	546,999
Deuce FinCo plc
5.50% due 06/15/27[2]	GBP 500,000	507,426
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[2,6]	400,000	320,500
Total Industrial		12,244,163
Consumer, Cyclical - 3.1%
Delta Air Lines, Inc.
7.00% due 05/01/25[2,6]	4,019,000	4,101,766
United Airlines, Inc.
4.63% due 04/15/29[2,6]	2,200,000	1,950,379
Hyatt Hotels Corp.
6.00% due 04/23/30	1,100,000	1,104,004
Warnermedia Holdings, Inc.
5.14% due 03/15/52[2]	1,150,000	901,489
Air Canada
4.63% due 08/15/29[2]	CAD 1,050,000	692,536
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[2]	600,000	593,346
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[2,6]	600,000	546,123
Wabash National Corp.
4.50% due 10/15/28[2,6]	500,000	430,011
Hanesbrands, Inc.
9.00% due 02/15/31[2]	400,000	404,460
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[2,6]	300,000	249,633
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[2,6]	250,000	217,170
Station Casinos LLC
4.63% due 12/01/31[2]	200,000	162,946
Total Consumer, Cyclical		11,353,863
Communications - 2.7%
British Telecommunications plc
4.88% due 11/23/81[2,3,6]	1,700,000	1,389,801
T-Mobile USA, Inc.
2.88% due 02/15/31	1,362,000	1,129,913
McGraw-Hill Education, Inc.
8.00% due 08/01/29[2,6]	850,000	726,495
5.75% due 08/01/28[2]	300,000	262,742
Altice France S.A.
5.50% due 10/15/29[2,6]	900,000	704,019
5.13% due 07/15/29[2,6]	350,000	271,096
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[2,6]	1,150,000	972,253
Corning, Inc.
4.38% due 11/15/57	1,200,000	967,903
Rogers Communications, Inc.
4.50% due 03/15/42[2]	1,150,000	942,773
Charter Communications Operating LLC / Charter Communications Operating Capital
5.25% due 04/01/53	1,200,000	938,376
Vodafone Group plc
5.13% due 06/04/81[3]	1,100,000	822,250
UPC Broadband Finco BV
4.88% due 07/15/31[2,6]	700,000	586,250
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	200,000	186,610
CSC Holdings LLC
5.25% due 06/01/24[6]	100,000	96,886
Total Communications		9,997,367
Energy - 2.1%
Occidental Petroleum Corp.
7.00% due 11/15/27	2,000,000	1,992,614

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

	Face Amount~	Value
CORPORATE BONDS†† - 28.7% (continued)
Energy - 2.1% (continued)
Valero Energy Corp.
4.00% due 06/01/52	2,450,000	$1,847,648
ITT Holdings LLC
6.50% due 08/01/29[2,6]	1,250,000	1,027,337
NuStar Logistics, LP
6.38% due 10/01/30[6]	1,000,000	936,250
Targa Resources Partners Limited Partnership / Targa Resources Partners Finance Corp.
4.88% due 02/01/31	1,000,000	908,070
Kinder Morgan, Inc.
5.20% due 06/01/33	400,000	380,879
Parkland Corp.
4.63% due 05/01/30[2]	300,000	249,750
Buckeye Partners, LP
4.35% due 10/15/24[6]	250,000	240,170
Greensaif Pipelines Bidco SARL
6.51% due 02/23/42[2]	200,000	203,828
CVR Energy, Inc.
5.75% due 02/15/28[2]	125,000	110,944
Total Energy		7,897,490
Basic Materials - 0.8%
Alcoa Nederland Holding BV
4.13% due 03/31/29[2]	1,100,000	976,993
ArcelorMittal S.A.
6.55% due 11/29/27	900,000	922,817
SK Invictus Intermediate II SARL
5.00% due 10/30/29[2,6]	700,000	556,892
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[2,6]	600,000	539,244
Mirabela Nickel Ltd.
due 06/24/19†††,8,10	96,316	4,816
Total Basic Materials		3,000,762
Technology - 0.7%
Broadcom, Inc.
3.19% due 11/15/36[2]	1,300,000	941,369
Oracle Corp.
3.95% due 03/25/51	1,100,000	790,111
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31	800,000	660,314
Total Technology		2,391,794
Utilities - 0.3%
Ohio Edison Co.
5.50% due 01/15/33[2]	950,000	949,702
Total Corporate Bonds
(Cost $121,701,873)		105,531,719
SENIOR FLOATING RATE INTERESTS††,◊ - 9.8%
Consumer, Cyclical - 2.7%
MB2 Dental Solutions LLC
10.72% (1 Month Term SOFR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	1,504,132	1,478,239
FR Refuel LLC
9.23% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 11/08/28†††	1,297,328	1,242,191
First Brands Group LLC
10.25% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 03/30/27	1,129,875	1,093,504
Zephyr Bidco Ltd.
8.71% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP 900,000	998,497
Flutter Financing B.V.
8.09% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 07/24/28	997,500	997,131
SP PF Buyer LLC
9.13% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	1,175,573	808,794
Pacific Bells LLC
9.34% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	758,011	727,220
Accuride Corp.
9.98% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	826,161	672,735
NFM & J LLC
10.70% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	492,155	481,239
Camin Cargo Control, Inc.
11.13% (1 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 06/04/26†††	475,551	456,529
The Facilities Group
10.48% ((1 Month USD LIBOR + 5.75%) and (3 Month USD LIBOR + 5.75%), Rate Floor: 6.75%) due 11/30/27†††	438,132	428,415
ImageFIRST Holdings LLC
9.23% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 04/27/28	422,676	401,542
Total Consumer, Cyclical		9,786,036
Consumer, Non-cyclical - 2.1%
Mission Veterinary Partners
8.64% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28	1,234,375	1,119,171

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ - 9.8% (continued)
Consumer, Non-cyclical - 2.1% (continued)
Women's Care Holdings, Inc.
9.33% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28	1,065,922	$995,304
PetIQ LLC
8.84% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 04/13/28†††	1,062,281	956,053
Quirch Foods Holdings LLC
9.49% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 10/27/27	994,033	926,936
Blue Ribbon LLC
10.57% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	1,078,125	811,828
LaserAway Intermediate Holdings II LLC
10.58% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.50%) due 10/14/27	787,150	770,423
Endo Luxembourg Finance Company I SARL
due 03/27/28[10]	592,500	466,594
Southern Veterinary Partners LLC
8.63% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	428,029	415,188
Florida Food Products LLC
9.63% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 10/18/28	442,701	409,498
Gibson Brands, Inc.
9.92% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 08/11/28	495,000	391,050
Zep, Inc.
8.73% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/12/24	395,161	310,201
HAH Group Holding Co. LLC
9.72% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27	228,236	224,812
HAH Group Holding Co. LLC
9.72% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27†††	28,880	28,447
Total Consumer, Non-cyclical		7,825,505
Technology - 1.6%
Polaris Newco LLC
8.07% ((1 Month USD LIBOR + 3.50%) and (3 Month USD LIBOR + 3.50%), Rate Floor: 3.50%) due 06/04/26†††	2,011,600	1,847,455
Sitecore Holding III A/S
9.02% (3 Month EURIBOR + 7.00%, Rate Floor: 7.00%) due 03/12/26†††	EUR 679,998	714,325
11.72% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.50%) due 03/12/26†††	556,929	551,871
Aston FinCo SARL
8.70% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 10/09/26	GBP 788,040	879,022
RLDatix
12.20% (6 Month Term SOFR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	700,000	685,650
24-7 Intouch, Inc.
9.38% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25	385,961	373,900
Datix Bidco Ltd.
9.94% (6 Month GBP SONIA + 7.75%, Rate Floor: 8.44%) due 04/27/26†††	GBP 300,000	353,397
Sitecore USA, Inc.
11.72% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.50%) due 03/12/26†††	272,679	270,202
Atlas CC Acquisition Corp.
9.40% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28	160,297	139,917
9.14% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28	32,603	28,458
Total Technology		5,844,197
Industrial - 1.6%
CapStone Acquisition Holdings, Inc.
9.47% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 11/12/27†††	1,954,814	1,876,622

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ - 9.8% (continued)
Industrial - 1.6% (continued)
Dispatch Terra Acquisition LLC
8.98% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28	1,132,750	$999,652
Arcline FM Holdings LLC
9.48% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28	966,378	917,257
Aegion Corp.
9.38% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28	592,499	576,579
Merlin Buyer, Inc.
8.62% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/14/28	579,568	552,763
TK Elevator Midco GmbH
5.43% (1 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 01/29/27†††	EUR 390,839	386,651
Integrated Power Services Holdings, Inc.
9.13% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 11/22/28†††	198,170	192,225
ILPEA Parent, Inc.
9.14% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 06/22/28	146,221	142,931
YAK MAT (YAK ACCESS LLC)
due 07/10/26[10]	851,051	45,106
Total Industrial		5,689,786
Financial - 0.9%
Jones Deslauriers Insurance Management, Inc.
9.27% (3 Month Canada Banker Acceptance + 4.25%, Rate Floor: 5.00%) due 03/27/28	CAD 1,995,431	1,412,174
Citadel Securities, LP
7.23% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 02/02/28	994,937	985,455
Eisner Advisory Group
9.98% (1 Month Term SOFR + 5.25%, Rate Floor: 6.25%) due 07/28/28	717,066	711,687
HighTower Holding LLC
8.82% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	350,793	335,884
Total Financial		3,445,200
Communications - 0.8%
FirstDigital Communications LLC
8.94% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 12/17/26†††	1,250,000	1,223,328
Level 3 Financing, Inc.
6.38% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/01/27	1,000,000	910,630
Syndigo LLC
9.10% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27†††	936,741	861,802
Total Communications		2,995,760
Utilities - 0.1%
Oregon Clean Energy LLC
8.43% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/01/26	198,503	193,639
Hamilton Projects Acquiror LLC
9.23% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 06/17/27	95,197	94,781
Total Utilities		288,420
Total Senior Floating Rate Interests
(Cost $39,256,548)		35,874,904
ASSET-BACKED SECURITIES†† - 8.1%
Financial - 1.8%
Thunderbird A
5.50% due 03/01/37†††	2,626,601	2,587,202
Lightning A
5.50% due 03/01/37†††	2,568,039	2,529,519
KKR Core Holding Company LLC
4.00% due 08/12/31†††	1,561,248	1,340,666
Total Financial		6,457,387
Transport-Aircraft - 1.7%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[2,11]	2,579,256	2,321,485
Sprite Ltd.
2021-1, 3.75% due 11/15/46[2]	1,107,950	984,374
Start Ltd.
2018-1, 4.09% due 05/15/43[2]	945,057	806,033
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[2]	943,848	785,667

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 8.1% (continued)
Transport-Aircraft - 1.7% (continued)
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[2]	725,290	$594,762
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42[2]	637,400	514,707
AASET Trust
2021-2A, 2.80% due 01/15/47[2]	430,423	362,891
Total Transport-Aircraft		6,369,919
Collateralized Loan Obligations - 1.4%
ABPCI Direct Lending Fund IX LLC
2021-9A BR, 7.32% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 11/18/31◊,2	2,500,000	2,361,515
ABPCI Direct Lending Fund CLO II LLC
2021-1A CR, 7.96% (3 Month USD LIBOR + 3.15%, Rate Floor: 3.15%) due 04/20/32◊,2	1,000,000	949,544
Cerberus Loan Funding XL LLC
2023-1A C, due 03/22/35[2]	750,000	750,540
WhiteHorse VIII Ltd.
2014-1A E, 9.36% (3 Month USD LIBOR + 4.55%, Rate Floor: 0.00%) due 05/01/26◊,2	511,288	474,332
WhiteHorse X Ltd.
2015-10A E, 10.09% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27◊,2	503,233	473,325
BNPP IP CLO Ltd.
2014-2A E, 10.05% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%) due 10/30/25◊,2	273,733	136,593
Total Collateralized Loan Obligations		5,145,849
Infrastructure - 1.2%
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[2]	5,000,000	4,510,368
Whole Business - 1.1%
Five Guys Funding LLC
2017-1A, 4.60% due 07/25/47[2]	1,231,250	1,188,210
Applebee's Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/05/49[2]	990,000	960,889
Sonic Capital LLC
2021-1A, 2.64% due 08/20/51[2]	1,183,000	908,218
SERVPRO Master Issuer LLC
2019-1A, 3.88% due 10/25/49[2]	967,500	871,737
Total Whole Business		3,929,054
Single Family Residence - 0.5%
FirstKey Homes Trust
2022-SFR3, 4.50% due 07/17/26[2]	1,000,000	953,508
2020-SFR2, 4.50% due 10/19/37[2]	400,000	362,993
2020-SFR2, 4.00% due 10/19/37[2]	400,000	360,885
2020-SFR2, 3.37% due 10/19/37[2]	250,000	223,423
Total Single Family Residence		1,900,809
Net Lease - 0.3%
SVC ABS LLC
2023-1A, 5.55% due 02/20/53[2]	1,000,000	930,304
Insurance - 0.1%
CHEST
due 03/15/43†††	500,000	500,000
Total Asset-Backed Securities
(Cost $30,861,493)		29,743,690
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 1.0%
Residential Mortgage-Backed Securities - 0.9%
Imperial Fund Mortgage Trust
2022-NQM2, 4.20% (WAC) due 03/25/67◊,2	2,085,456	1,862,147
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[2,11]	588,549	569,359
OBX Trust
2022-NQM8, 6.10% due 09/25/62[2,11]	483,771	467,672
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,8	500,000	422,034
Total Residential Mortgage-Backed Securities		3,321,212
Military Housing - 0.1%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.70% (WAC) due 11/25/55◊,2,12	6,865,314	443,373
2015-R1, 5.94% (WAC) due 11/25/52◊,8	86,385	72,284
Total Military Housing		515,657
Total Collateralized Mortgage Obligations
(Cost $4,163,614)		3,836,869

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

	Face Amount~	Value
FOREIGN GOVERNMENT DEBT†† - 0.2%
Panama Government International Bond
4.50% due 01/19/63	$1,250,000	$ 890,331
Total Foreign Government Debt
(Cost $1,242,263)		890,331
	Contracts

LISTED OPTIONS PURCHASED† - 0.1%
Put Options on:
Equity Options
S&P 500 Index Expiring March 2023 with strike price of $3,900.00 (Notional Value $16,277,615)	41	162,770
Total Listed Options Purchased
(Cost $198,727)		162,770
	Notional Value

OTC OPTIONS PURCHASED†† - 0.0%
Call Options on:
Interest Rate Options
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.10	USD 10,400,000	14,902
Barclays Bank plc 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	USD 10,400,000	14,903
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD 10,800,000	23,590
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD 10,400,000	22,716
Barclays Bank plc 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD 10,300,000	22,498
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	USD 10,800,000	15,476
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD 5,200,000	11,358
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	USD 5,100,000	7,308
Total OTC Options Purchased
(Cost $313,757)		132,751
Total Investments - 133.4%
(Cost $555,471,943)		$489,806,889
Other Assets & Liabilities, net - (33.4)%		(122,751,902)
Total Net Assets - 100.0%		$367,054,987

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
3-Month SOFR Futures Contracts	94	Dec 2023	$22,266,250	$(223,203)

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
J.P. Morgan Securities LLC	ICE	ITRAXX.EUR.38.V1	1.00%	Quarterly	12/20/27	$4,400,000	$(41,671)	$(39,305)	$(2,366)

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	CAD	Sell	2,913,000	2,185,815 USD	03/17/23	$44,086
Morgan Stanley Capital Services LLC	GBP	Sell	2,976,000	3,616,114 USD	03/17/23	35,728
Barclays Bank plc	EUR	Sell	1,128,000	1,212,002 USD	03/17/23	16,125
Citibank, N.A.	CAD	Buy	25,000	18,557 USD	03/17/23	(176)
						$95,763

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation).
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
◊	Variable rate security. Rate indicated is the rate effective at February 28, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Affiliated issuer.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $88,596,854 (cost $99,349,899), or 24.1% of total net assets.
3	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
4	Special Purpose Acquisition Company (SPAC).
5	Rate indicated is the 7-day yield as of February 28, 2023.
6	All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements. As of February 28, 2023, the total value of securities segregated was $158,713,345.
7	Zero coupon rate security.
8	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $7,099,634 (cost $8,072,229), or 1.9% of total net assets — See Note 6.
9	Perpetual maturity.
10	Security is in default of interest and/or principal obligations.
11	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at February 28, 2023. See table below for additional step information for each security.
12	Security is an interest-only strip.
13	Taxable municipal bond issued as part of the Build America Bond program.

CAD — Canadian Dollar
CMS — Constant Maturity Swap
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ICE — Intercontinental Exchange
ITRAXX.EUR.38.V1 — iTraxx Europe Series 38 Index Version 1
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

        See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Trust’s investments at February 28, 2023 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$ 49,419	$ —	$ 25,028	$ 74,447
Preferred Stocks	—	10,257,088	—	10,257,088
Warrants	15,072	—	2	15,074
Closed-End Funds	41,700,422	—	—	41,700,422
Money Market Funds	372,488	—	—	372,488
Municipal Bonds	—	261,214,336	—	261,214,336
Corporate Bonds	—	100,401,962	5,129,757	105,531,719
Senior Floating Rate Interests	—	21,840,263	14,034,641	35,874,904
Asset-Backed Securities	—	22,786,303	6,957,387	29,743,690
Collateralized Mortgage Obligations	—	3,836,869	—	3,836,869
Foreign Government Debt	—	890,331	—	890,331
Options Purchased	162,770	132,751	—	295,521
Forward Foreign Currency Exchange Contracts*	—	95,939	—	95,939
Total Assets	$ 42,300,171	$ 421,455,842	$ 26,146,815	$ 489,902,828

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts*	$ 223,203	$ —	$ —	$ 223,203
Credit Default Swap Agreements*	—	2,366	—	2,366
Forward Foreign Currency Exchange Contracts*	—	176	—	176
Unfunded Loan Commitments (Note 5)	—	—	72,119	72,119
Total Liabilities	$ 223,203	$ 2,542	$ 72,119	$ 297,864

* This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $130,096,553 are categorized as Level 2 within the disclosure hierarchy — See Note 2.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at February 28, 2023	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$ 6,457,387	Yield Analysis	Yield	6.5%-6.9%	6.8%
Asset-Backed Securities	500,000	Third Party Pricing	Vendor Price	—	—
Common Stocks	23,794	Enterprise Value	Valuation Multiple	2.7x-9.5x	3.8x
Common Stocks	1,230	Model Price	Purchase Price	—	—
Common Stocks	4	Model Price	Liquidation Value	—	—
Corporate Bonds	3,399,860	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	1,729,897	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Senior Floating Rate Interests	6,186,666	Yield Analysis	Yield	8.7%-13.5%	11.2%
Senior Floating Rate Interests	5,421,644	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	2,234,106	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	192,225	Third Party Pricing	Vendor Price	—	—
Warrants	2	Model Price	Liquidation Value	—	—
Total Assets	$ 26,146,815
Liabilities:
Unfunded Loan Commitments	$ 72,119	Model Price	Purchase Price	—	—

 * Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Trust’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended February 28, 2023, the Trust had securities with a total value of $3,600,601 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $3,137,817 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended February 28, 2023:

	Assets						Liabilities
	Asset-Backed Securities	Corporate Bonds	Senior Floating Rate Interests	Warrants	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$ 3,513,081	$ 2,047,784	$ 16,636,064	$ -	$ 60,406	$ 22,257,335	$ (180,973)
Purchases/(Receipts)	3,714,641	1,000,000	3,088,130	-	2,327	7,805,098	(123,429)
(Sales, maturities and paydowns)/Fundings	(15,092)	-	(3,538,103)	-	(47,965)	(3,601,160)	207,059
Amortization of premiums/discounts	-	-	64,375	-	-	64,375	-
Total realized gains (losses) included in earnings	-	-	(65,194)	-	39,960	(25,234)	53,954
Total change in unrealized appreciation (depreciation) included in earnings	(255,243)	(212,704)	(318,736)	-	(29,700)	(816,383)	(28,730)
Transfers into Level 3	-	3,404,677	195,922	2	-	3,600,601	-
Transfers out of Level 3	-	(1,110,000)	(2,027,817)	-	-	(3,137,817)	-
Ending Balance	$ 6,957,387	$ 5,129,757	$ 14,034,641	$ 2	$ 25,028	$ 26,146,815	$ (72,119)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at February 28, 2023	$ (255,243)	$ (115,867)	$ (308,116)	$ -	$ 7,394	$ (671,832)	$ (22,634)

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Trust. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Trust are scheduled to increase, except GAIA Aviation Ltd. which is scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	11/15/26
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments ("GI"), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended February 28, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 05/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 02/28/23	Shares 02/28/23
Common Stocks
BP Holdco LLC*	$11,011	$–	$–	$–	$9,051	$20,062	15,619
Targus Group International Equity, Inc.*	45,100	–	(47,965)	39,960	(37,095)	–	–
	$56,111	$–	$(47,965)	$39,960	$(28,044)	$20,062

*	Non-income producing security.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

For information on the Trust’s other significant accounting policies, please refer to the Trust’s most recent semi-annual or annual shareholder report.

Significant Accounting Policies

The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust's investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Trust with respect to all Trust investments and/or other assets. As the Trust’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Trust's securities and/or other assets.

Valuations of the Trust's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Designee Procedures, the Adviser is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded.

The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Trust is valued on the basis of the last sale price on the primary exchange on which the swap is traded. The values of other swap agreements entered into by the Trust are generally valued using an evaluated price provided by a third party pricing vendor.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

The Trust may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Trust invest will complete an acquisition or that any acquisitions that are completed will be profitable.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Trust utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.

The Trust utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that a Trust may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Trust may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Trust may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Trust may be at risk because of the counterparty’s inability to perform.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

exchange-traded futures contracts. For the Trust utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that the Trust or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Interest rate swaps involve the exchange by the Trust with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Trust may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Trust is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Trust uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Trust as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Trust’s indirect and direct exposure to foreign currencies subjects the Trust to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Trust may incur transaction costs in connection with conversions between various currencies. The Trust may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Trust may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Trust.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets.

Note 3 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Trust can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 4 – Federal Income Tax Information

The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Trust from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Trust's tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust's financial statements. The Trust's U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At February 28, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
555,498,991	12,153,856	(77,975,764)	(65,821,908)

Note 5 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of February 28, 2023. The Trust is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of February 28, 2023, were as follows:

Borrower	Maturity Date		Face Amount*	Value
Lightning A	03/01/37		$4,431,961	$–
Polaris Newco LLC	06/04/26		338,400	27,613
The Facilities Group	11/30/27		61,494	1,364
Thunderbird A	03/01/37		4,373,399	–
TK Elevator Midco GmbH	01/29/27	EUR	609,161	43,142
				$72,119

* The face amount is denominated in U.S. dollars unless otherwise indicated.

EUR – Euro

Note 6– Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38[1]	02/02/18	$7,467,768	$6,600,500
CFMT LLC
2022-HB9 3.25% (WAC) due 09/25/37[2]	09/23/22	430,859	422,034
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1 5.94% (WAC) due 11/25/52[2]	09/10/19	86,385	72,284
Mirabela Nickel Ltd.
due 06/24/19[3]	12/31/13	87,217	4,816
		$8,072,229	$7,099,634

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2023

1	All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements.
2	Variable rate security. Rate indicated is the rate effective at February 28, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
3	Security is in default of interest and/or principal obligations.

Note 7 – Market Risks

The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Trust in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Trust’s investments and performance of the Trust.

OTHER INFORMATION (Unaudited)	February 28, 2023

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications defined by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.